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                           EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2008

                          Horizon Bancorporation, Inc.

      (Exact name of registrant as specified in its charter)

       Florida               333-71773             65-084565
       -------               ---------             ---------
   (State or other          (Commission        (I.R.S. Employer
    jurisdiction           File Number)       Identification No.)
  of incorporation)

  900 53rd Avenue East, Bradenton, Florida           34203
  ----------------------------------------           -----
  (Address of principal executive offices)        (Zip Code)

 Registrant's telephone number, including area code (941)753-2265

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  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2008, the Registrant issued a press release reporting YTD fourth quarter 2007 earnings

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99.1 Press release dated January 28, 2008 reporting YTD fourth quarter 2007 earnings.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HORIZON BANCORPORATION

                                          (Registrant)

Date: January 28, 2008

                                          /s/ CHARLES S. CONOLEY

                                          Charles S. Conoley

                                          President and Chief
                                          Executive Officer